UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2019

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1 par value)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

LTIP Payouts

As reported in the definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the 2019 Annual Meeting of Shareholders of Kaman Corporation (the “Company”) filed with the Securities and Exchange Commission on March 4, 2019, the Personnel & Compensation Committee (the “P&C Committee”) of the Company’s Board of Directors previously granted cash-based long-term incentive plan awards (each, an “LTIP Award” and, collectively, the “LTIP Awards”) under the Kaman Corporation 2013 Management Incentive Plan (the “Plan”) to each of the Company’s then-current executive officers, including the Company’s current “named executive officers” (as defined in Instruction 4 to Item 5.02 of Form 8-K). All of the LTIP Awards were scheduled to be settled during 2019 after a sufficient number of Russell 2000 companies reported their earnings for the year ended December 31, 2018. On June 4, 2019, the P&C Committee approved the settlement of the LTIP Awards and authorized the resulting payouts (each, an “LTIP Payout” and, collectively, the “LTIP Payouts”) in respect thereof. The LTIP Payouts are reported here in accordance with Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K. Reference is hereby made to the Proxy Statement, including the Compensation Discussion and Analysis set forth therein, for additional information about the compensation paid to the Company’s named executive officers.

The LTIP Awards generally related to the three-year performance period ended December 31, 2018 (the “Three-Year LTIP Awards”), although separate LTIP Awards were granted to each of Mr. Richard R. Barnhart, Executive Vice President Kaman Corporation and President Kaman Aerospace Group, and Mr. Alphonse J. Lariviere, Jr., Executive Vice President Kaman Corporation and President Kaman Distribution Group, in respect of the one-year performance period ended December 31, 2018 (the “One-Year LTIP Awards”) because Messrs. Barnhart and Lariviere were not participants in the LTIP program when the Three-Year LTIP Awards were granted. The LTIP Awards provided for payouts based on the Company’s adjusted financial performance during the relevant period as compared to the financial performance of the companies comprising the Russell 2000 index for the same performance period.

For each performance factor, Company financial performance below the 1st quartile resulted in no award payment; financial performance at the 1st quartile resulted in an award payment at 25% of target; financial performance at the median resulted in an award payment at 100% of target; and financial performance at the top of, or above, the 3rd quartile resulted in a maximum payment of 200% of target. Interpolation was used to determine payments for financial performance between the quartiles.

Three-Year LTIP Awards

The Three-Year LTIP Awards utilized the following performance factors and weightings: (i) 33% of each such Three-Year LTIP Award was based on average annual compound growth in earnings per share, (ii) 33% of each such Three-Year LTIP Award was based on three-year average return on total capital, and (iii) 34% of each such Three-Year LTIP Award was based on three-year average total return to shareholders.

The achievement or satisfaction of the performance measures comprising the Three-Year LTIP Awards was based on the adjusted financial performance of the Company after giving effect to the inclusion or exclusion of the following modifications approved by the P&C Committee at the time of grant, whichever produced the higher award: (i) changes to generally accepted accounting principles required by the Financial Accounting Standards Board, including the cumulative effects of accounting changes (such as changes in revenue recognition rules and operating lease rules) and the effects of tax law changes; (ii) exchange rate effects, as applicable, for non-U.S. dollar denominated operating earnings; (iii) the impact of discontinued business units and any loss from discontinued business units; (iv) the dilutive effect on earnings per share that arises as a result of any additional shares used in the calculation of diluted earnings per share as a result of any outstanding convertible debt securities and any related bond hedge and warrant transactions; (v) unplanned special charges and costs in respect of investments, charges or costs associated with acquisitions, divestitures, restructurings, realignments, consolidations or closures of the Company, its subsidiaries, affiliates or any of their respective divisions or any joint ventures; (vi) unplanned special charges and costs in respect of pension curtailment adjustments attributable to pension expense charged to company contracts with the U.S. Government, which could result in an amount due to (or from) the U.S. Government depending on whether the Kaman Corporation Employees' Pension Plan (the “Pension Plan”) is in a surplus (or deficit) position, as determined under U.S. Cost Accounting Standard 418, following the freeze of future benefit accruals under the Pension Plan; and (vii) unplanned special charges and costs associated with legacy environmental activities, including, but not limited to, Bloomfield Connecticut (the former Navy property), Moosup Connecticut, New Hartford Connecticut (the former Kaman Music property), Darwen and Manchester United Kingdom (Kaman U.K. Composites), Dachsbach, Germany (RWG Germany GmbH), and the J.M. Mills Landfill Superfund site.

The P&C Committee retained the ability to utilize negative discretion to decrease or eliminate the amount payable in respect of any Three-Year LTIP Award.

The following table sets forth the calculation of the percentage of the target award earned for each of the Three-Year LTIP Awards held by Messrs. Keating, Starr and Lisle:
THREE-YEAR (2016-2018) LTIP AWARD CALCULATION

	Modified Company Results(1)	Modified Company Results vs. Russell 2000	Percentage of Factor Earned	Factor Weighting	Percentage of Target Award Earned
Average Compounded Annual Growth in EPS	3.6%	34th Percentile	52.5%	33%	17.3%
Average Annual Return on Total Capital	6.9%	69th Percentile	176.7%	33%	58.3%
Total Return to Shareholders	43.6%	65th Percentile	161.1%	34%	54.8%
Total Percentage of Target Award Earned					130.4%
Negative Discretion(2)					-3.8%
Final Performance Award Factor Approved by P&C Committee					126.6%
(1)
The modified results shown in the table reflect the following adjustments to the Company’s reported financial results: Net earnings, EPS and return on total capital for 2018, 2017 and 2016 were adjusted by disregarding $24.903 million, $17.985 million and $2.243 million, respectively, to reflect the elimination of the impact of tax reform on the value of the Company’s deferred tax assets, convertible debt related expenses, acquisition and divestiture related costs, losses on sales of businesses, restructuring related costs and investment write-offs.

(2)
As discussed in the text, the P&C Committee retained the ability to utilize negative discretion to decrease or eliminate the amount payable in respect of any Three-Year LTIP Award. After considering all factors deemed relevant, the P&C Committee elected to exercise negative discretion with respect to the payouts in respect of the Three-Year LTIP Awards to exclude the adjustment for the intangible asset write-off and to allow for an adjustment for tax reform incentive payments. In so doing, the P&C Committee elected to reduce the award payment percentage from 130.4% to 126.6%.

One-Year LTIP Awards

The One-Year LTIP Awards utilized the following performance factors and weightings: (i) 50% of each such One-Year LTIP Award was based on one-year return on total capital, and (ii) 50% of each such One-Year LTIP Award was based on one-year total return to shareholders.

The achievement or satisfaction of the performance measures comprising the One-Year LTIP Awards was based on the adjusted financial performance of the Company after giving effect to the inclusion or exclusion of the following modifications approved by the P&C Committee at the time of grant, whichever produced the higher award: (i) the effect of changes in tax law or accounting principles; (ii) the dilutive effect on earnings per share that results from any increase in the number of shares used in the calculation of diluted earnings per share attributable to any outstanding convertible debt securities and any related bond hedge and warrant transactions; (iii) the effects of changes in applicable foreign currency exchange rates relating to non-U.S. denominated financial performance; (iv) costs and losses associated with restructuring, business consolidations, severance, management realignments or closures of the Company or any of its subsidiaries, affiliates and product lines; (v) acquisition and divestiture due diligence and integration costs and the adverse effects of acquisitions and divestitures, including spin-offs; (vi) effects of losses generated by divested operations and losses associated with discontinued business operations or product lines; (vii) the impact of any transaction costs and accounting charges incurred in connection with the issuance equity or issuance of or refinancing of new or existing debt securities and facilities, including but not limited to the settlement or unwinding of existing convertible bond hedge instruments and outstanding warrants; (ix) the impact of any costs and accounting charges in respect of pension curtailment adjustments attributable to pension expense charged to company contracts with the U.S. Government, as determined under U.S. Cost Accounting Standard 418, following the freeze of future benefit accruals under the

Pension Plan; (x) charges associated with environmental matters; (xi) asset write-downs or impairments, including, but not limited to, goodwill and other intangible assets; (xii) new capital investments and related depreciation; (xiii) litigation or claim judgments or settlements including contract claim settlements with customers and suppliers; (xiv) the impact of charges in connection with contract terminations, including but not limited to, write-off of inventory, tooling, equipment and non-recurring costs; (xv) any impact resulting from the delay in cash receipts relating to domestic and foreign JPF orders where there is no underlying dispute as to payment; and (xvi) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both.

The P&C Committee retained the ability to decrease or increase the amount payable in respect of any One-Year LTIP Award.

The following table sets forth the calculation of the percentage of the target award earned for each of the One-Year LTIP Awards held by Messrs. Barnhart and Lariviere:
ONE-YEAR (2018) LTIP AWARD CALCULATION

	Modified Company Results(1)	Modified Company Results vs. Russell 2000	Percentage of Factor Earned	Factor Weighting	Percentage of Target Award Earned
Annual Return on Total Capital	7.9%	71st Percentile	182.0%	50%	91.0%
Total Return to Shareholders	-3.5%	63rd Percentile	150.0%(2)	50%	75.0%
Total Percentage of Target Award Earned					166.0%
Negative Discretion(3)					-10.0%
Final Performance Award Factor Approved by P&C Committee					156.0%
(1)
The modified results shown in the table reflect the following adjustments to the Company’s reported financial results: Net earnings and return on total capital for 2018 was adjusted by disregarding $22.302 million to reflect acquisition and divestiture related costs, losses on sales of businesses, restructuring related costs, investment write-offs and tax reform incentive payments.

(2)
The actual performance factor earned for total shareholder return is 153.4%. However, under the terms of the One-Year LTIP Awards, where the Company’s performance with respect to a performance measure is less than zero, the percentage of the target award earned with respect to such performance measure is capped at 150%.

(3)
As discussed in the text, the P&C Committee retained the ability to decrease or increase the amount payable in respect of any One-Year LTIP Award. After considering all factors deemed relevant, the P&C Committee elected to exercise negative discretion with respect to the payouts in respect of the One-Year LTIP Awards to exclude the adjustment for the intangible asset write-off. In so doing, the P&C Committee elected to reduce the award payment percentage from 166.0% to 156.0%.

LTIP Payouts
The following table shows the resulting individual LTIP Payouts earned by each of the Company’s named executive officers, as well as an updated total compensation amount for the fiscal year ended December 31, 2018:
2018 LTIP AWARD PAYOUTS

	Year-End Base Salary at Time of Grant	Target Award Percentage	Final Award Performance Factor	LTIP Payout	Updated 2018 Total Compensation
Neal J. Keating	$960,000	300%	126.6%	$3,646,080	$5,836,365
Robert D. Starr	$440,000	150%	126.6%	$835,560	$1,687,786
Shawn G. Lisle	$350,000	105%	126.6%	$465,255	$1,123,785
Richard R. Barnhart	$450,000	150%	156.0%	$1,053,000	$1,843,108
Alphonse J. Lariviere, Jr.	$410,000	150%	156.0%	$959,400	$1,909,955

_______________
As disclosed in the Proxy Statement, the foregoing LTIP Payouts were not set forth in the Summary Compensation Table included in the Proxy Statement, because it was not possible to compare the Company’s financial performance to that of the companies comprising the Russell 2000 index when the Proxy Statement was filed, as information for only a small percentage of index companies was available at that time.  Sufficient data became available to enable the P&C Committee to make its determination at its June 4, 2019 meeting.

Except for the LTIP Payout made to Mr. Barnhart, each of the foregoing LTIP Payouts was paid in cash, as each officer other than Mr. Barnhart was in compliance with the stock ownership guideline applicable to such officer at the time of payment. One-third of the LTIP Payout made to Mr. Barnhart was made by delivery of shares of Company stock, valued using the closing price of such stock on the New York Stock Exchange on June 3, 2019.

Updated 2018 Pay Ratio Disclosure

The proxy statement included certain information about the relationship between the annual total compensation of our CEO, Mr. Keating, and the median of the annual total compensation of our employees for 2018 (our “2018 CEO Pay Ratio”). The information included in the Proxy Statement was based, in part, on Mr. Keating’s total annual compensation for 2018 as reflected in the Summary Compensation Table included in the Proxy Statement, which did not include any amount in respect of the LTIP Payout for Mr. Keating discussed above, although the Proxy Statement included a separate estimate of our final 2018 CEO Pay Ratio based on the amount that had been accrued by the Company in respect of Mr. Keating’s projected LTIP Payout utilizing preliminary data that was available as of January 30, 2019. As reported in the Proxy Statement, our 2018 CEO Pay Ratio excluding any amount in respect of the LTIP Payout was 33 to 1 and the estimate of our final 2018 CEO Pay Ratio including Mr. Keating’s projected LTIP Payout was 86 to 1.

As discussed above, on June 4, 2019, the P&C Committee approved the settlement of the LTIP Awards and the resulting LTIP Payouts in respect thereof, including Mr. Keating’s LTIP Payout of $3,646,080. This results in a final 2018 CEO Pay Ratio of 89 to 1, based on the following:

•
the annual total compensation of Mr. Keating for 2018, using Mr. Keating’s updated 2018 total compensation of $5,836,365, including the LTIP Payout for the 2016-2018 performance period, each as set forth above; and

•	the median of the annual total compensation of all of our employees (other than Mr. Keating), determined in accordance with Item 402(u) of Regulation S-K, which was $65,436.

Reference is hereby made to the “2018 Pay Ratio Disclosure” set forth in the Proxy Statement for additional information about the 2018 CEO Pay Ratio and how it was calculated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Shawn G. Lisle
Shawn G. Lisle
Senior Vice President and
General Counsel

Date: June 10, 2019